Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2019	2018	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$11,150	$10,354	$796	7.7%
International Package	3,505	3,602	(97)	(2.7)%
Supply Chain & Freight	3,393	3,500	(107)	(3.1)%
Total revenue	18,048	17,456	592	3.4%

Operating expenses:
Compensation and benefits	9,299	9,024	275	3.0%
Other	6,606	6,659	(53)	(0.8)%
Total operating expenses	15,905	15,683	222	1.4%

Operating profit:
U.S. Domestic Package	1,208	939	269	28.6%
International Package	663	618	45	7.3%
Supply Chain & Freight	272	216	56	25.9%
Total operating profit	2,143	1,773	370	20.9%

Other income (expense):
Other pension income (expense)	192	284	(92)	(32.4)%
Investment income and other	28	18	10	55.6%
Interest expense	(159)	(149)	(10)	6.7%
Total other income (expense)	61	153	(92)	(60.1)%

Income before income taxes	2,204	1,926	278	14.4%

Income tax expense (benefit)	519	441	78	17.7%

Net income	$1,685	$1,485	$200	13.5%

Net income as a percentage of revenue	9.3%	8.5%

Per share amounts:
Basic earnings per share	$1.95	$1.71	$0.24	14.0%
Diluted earnings per share	$1.94	$1.71	$0.23	13.5%

Weighted-average shares outstanding:
Basic	865	866	(1)	(0.1)%
Diluted	869	870	(1)	(0.1)%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$1,226	$1,135	$91	8.0%
International Package (1)	665	654	11	1.7%
Supply Chain & Freight (1)	273	247	26	10.5%
Total operating profit (1)	2,164	2,036	128	6.3%

Income before income taxes (1)	$2,225	$2,189	$36	1.6%
Net income (2)	$1,702	$1,685	$17	1.0%

Basic earnings per share (2)	$1.97	$1.95	$0.02	1.0%
Diluted earnings per share (2)	$1.96	$1.94	$0.02	1.0%

(1) 2019 operating profit and consolidated income before income taxes exclude the impact of $21 million of transformation strategy costs, that reflect other employee benefits costs of $2 million and other costs of $19 million. These costs are allocated between the U.S. Domestic Package segment ($18 million), International Package segment ($2 million) and Supply Chain & Freight segment ($1 million).

2018 operating profit and consolidated income before income taxes exclude the impact of $263 million of transformation costs, which includes voluntary retirement plan severance costs of $192 million, and other costs of $71 million. These costs are allocated between the U.S. Domestic Package segment ($196 million), International Package segment ($36 million) and Supply Chain & Freight segment ($31 million).

(2) 2019 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $17 million.

2018 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $200 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2019	2018	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,173	$1,830	$343	18.7%
Deferred	1,157	1,080	77	7.1%
Ground	7,820	7,444	376	5.1%
Total U.S. Domestic Package	11,150	10,354	796	7.7%
International Package:
Domestic	690	700	(10)	(1.4)%
Export	2,668	2,747	(79)	(2.9)%
Cargo and Other	147	155	(8)	(5.2)%
Total International Package	3,505	3,602	(97)	(2.7)%
Supply Chain & Freight:
Forwarding	1,496	1,659	(163)	(9.8)%
Logistics	833	784	49	6.3%
Freight	861	853	8	0.9%
Other	203	204	(1)	(0.5)%
Total Supply Chain & Freight	3,393	3,500	(107)	(3.1)%
Consolidated	$18,048	$17,456	$592	3.4%

Consolidated volume (in millions)	1,294	1,226	68	5.5%

Operating weekdays	64	64	—	—%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,855	1,424	431	30.3%
Deferred	1,380	1,226	154	12.6%
Ground	13,972	13,420	552	4.1%
Total U.S. Domestic Package	17,207	16,070	1,137	7.1%
International Package:
Domestic	1,626	1,654	(28)	(1.7)%
Export	1,387	1,424	(37)	(2.6)%
Total International Package	3,013	3,078	(65)	(2.1)%
Consolidated	20,220	19,148	1,072	5.6%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$18.30	$20.08	$(1.78)	(8.9)%
Deferred	13.10	13.76	(0.66)	(4.8)%
Ground	8.75	8.67	0.08	0.9%
Total U.S. Domestic Package	10.12	10.07	0.05	0.5%
International Package:
Domestic	6.63	6.61	0.02	0.3%
Export	30.06	30.14	(0.08)	(0.3)%
Total International Package	17.41	17.50	(0.09)	(0.5)%
Consolidated	$11.21	$11.26	$(0.05)	(0.4)%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Three Months Ended				Currency
	June 30			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.63	$6.61	0.3%	$0.35	$6.98	5.6%
Export	30.06	30.14	(0.3)%	0.50	30.56	1.4%
Total International Package	$17.41	$17.50	(0.5)%	$0.42	$17.83	1.9%

Consolidated	$11.21	$11.26	(0.4)%	$0.06	$11.27	0.1%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Three Months Ended				Currency
	June 30			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Revenue (in millions):
U.S. Domestic Package	$11,150	$10,354	7.7%	$—	$11,150	7.7%
International Package	3,505	3,602	(2.7)%	81	3,586	(0.4)%
Supply Chain & Freight	3,393	3,500	(3.1)%	31	3,424	(2.2)%
Total revenue	$18,048	$17,456	3.4%	$112	$18,160	4.0%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)
	Three Months Ended				Currency
	June 30				Neutral
	2019*	2018*	% Change	Currency	2019**	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$1,226	$1,135	8.0%	$—	$1,226	8.0%
International Package	665	654	1.7%	(10)	655	0.2%
Supply Chain & Freight	273	247	10.5%	1	274	10.9%
Total operating profit	$2,164	$2,036	6.3%	$(9)	$2,155	5.8%
* Amounts adjusted for Transformation strategy costs
** Amounts adjusted for Transformation strategy costs and period over period foreign currency exchange rate and hedging differences

UPS Freight Selected Operating Data -Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2019	2018	Change	% Change
LTL revenue (in millions)	$706	$726	$(20)	(2.8)%
LTL revenue per LTL hundredweight	$26.34	$25.36	$0.98	3.9%

LTL shipments (in thousands)	2,440	2,639	(199)	(7.5)%
LTL shipments per day (in thousands)	38.1	41.2	(3.1)	(7.5)%

LTL gross weight hauled (in millions of pounds)	2,680	2,861	(181)	(6.3)%
LTL weight per shipment (in pounds)	1,098	1,084	14	1.3%

Operating weekdays	64	64	—	—%

Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2019	2018	Change	% Change
(in millions)
Repairs and maintenance	$473	$423	$50	11.8%
Depreciation and amortization	575	542	33	6.1%
Purchased transportation	3,000	3,209	(209)	(6.5)%
Fuel	857	852	5	0.6%
Other occupancy	322	321	1	0.3%
Other expenses	1,379	1,312	67	5.1%
Total other operating expenses	$6,606	$6,659	$(53)	(0.8)%

Earnings Per Share and Share Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2019	2018
(amounts in millions, except per share data)
Numerator:
Net income	$1,685	$1,485

Denominator:
Weighted-average shares	860	861
Deferred compensation obligations	—	1
Vested portion of restricted units	5	4
Denominator for basic earnings (loss) per share	865	866

Effect of dilutive securities:
Restricted units	4	3
Stock options	—	1
Denominator for diluted earnings (loss) per share	869	870

Basic earnings per share	$1.95	$1.71

Diluted earnings per share	$1.94	$1.71

Detail of shares outstanding as of June 30, 2019:

Class A shares	161
Class B shares	698
Total shares outstanding	859

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2019	2018	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$21,630	$20,581	$1,049	5.1%
International Package	6,964	7,135	(171)	(2.4)%
Supply Chain & Freight	6,614	6,853	(239)	(3.5)%
Total revenue	35,208	34,569	639	1.8%

Operating expenses:
Compensation and benefits	18,616	18,069	547	3.0%
Other	13,055	13,207	(152)	(1.2)%
Total operating expenses	31,671	31,276	395	1.3%

Operating profit:
U.S. Domestic Package	1,874	1,695	179	10.6%
International Package	1,191	1,212	(21)	(1.7)%
Supply Chain & Freight	472	386	86	22.3%
Total operating profit	3,537	3,293	244	7.4%

Other income (expense):
Other pension income (expense)	383	569	(186)	(32.7)%
Investment income and other	52	27	25	92.6%
Interest expense	(328)	(302)	(26)	8.6%
Total other income (expense)	107	294	(187)	(63.6)%

Income before income taxes	3,644	3,587	57	1.6%

Income tax expense (benefit)	848	757	91	12.0%

Net income	$2,796	$2,830	$(34)	(1.2)%

Net income as a percentage of revenue	7.9%	8.2%

Per share amounts:
Basic earnings per share	$3.23	$3.27	$(0.04)	(1.2)%
Diluted earnings per share	$3.22	$3.25	$(0.03)	(0.9)%

Weighted-average shares outstanding:
Basic	866	866	—	0.0%
Diluted	869	870	(1)	(0.1)%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$1,920	$1,891	$29	1.5%
International Package (1)	1,277	1,248	29	2.3%
Supply Chain & Freight (1)	484	417	67	16.1%
Total operating profit (1)	3,681	3,556	125	3.5%

Income before income taxes (1)	$3,788	$3,850	$(62)	(1.6)%
Net income (2)	$2,906	$3,030	$(124)	(4.1)%

Basic earnings per share (2)	$3.36	$3.50	$(0.14)	(4.0)%
Diluted earnings per share (2)	$3.34	$3.48	$(0.14)	(4.0)%

(1) 2019 operating profit and consolidated income before income taxes exclude the impact of $144 million of transformation strategy costs, that reflect other employee benefits costs of $108 million and other costs of $36 million. These costs are allocated between the U.S. Domestic Package segment ($46 million), International Package segment ($86 million) and Supply Chain & Freight segment ($12 million).

2018 operating profit and consolidated income before income taxes exclude the impact of $263 million of transformation costs, which includes voluntary retirement plan severance costs of $192 million, and other costs of $71 million. These costs are allocated between the U.S. Domestic Package segment ($196 million), International Package segment ($36 million) and Supply Chain & Freight segment ($31 million).

(2) 2019 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $110 million.

2018 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $200 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2019	2018	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$4,014	$3,614	$400	11.1%
Deferred	2,246	2,149	97	4.5%
Ground	15,370	14,818	552	3.7%
Total U.S. Domestic Package	21,630	20,581	1,049	5.1%
International Package:
Domestic	1,380	1,416	(36)	(2.5)%
Export	5,299	5,419	(120)	(2.2)%
Cargo and Other	285	300	(15)	(5.0)%
Total International Package	6,964	7,135	(171)	(2.4)%
Supply Chain & Freight:
Forwarding	2,912	3,264	(352)	(10.8)%
Logistics	1,665	1,566	99	6.3%
Freight	1,634	1,630	4	0.2%
Other	403	393	10	2.5%
Total Supply Chain & Freight	6,614	6,853	(239)	(3.5)%
Consolidated	$35,208	$34,569	$639	1.8%

Consolidated volume (in millions)	2,540	2,467	73	3.0%

Operating weekdays	127	128	(1)	(0.8)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,710	1,430	280	19.6%
Deferred	1,382	1,261	121	9.6%
Ground	13,829	13,483	346	2.6%
Total U.S. Domestic Package	16,921	16,174	747	4.6%
International Package:
Domestic	1,657	1,662	(5)	(0.3)%
Export	1,419	1,435	(16)	(1.1)%
Total International Package	3,076	3,097	(21)	(0.7)%
Consolidated	19,997	19,271	726	3.8%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$18.48	$19.74	$(1.26)	(6.4)%
Deferred	12.80	13.31	(0.51)	(3.8)%
Ground	8.75	8.59	0.16	1.9%
Total U.S. Domestic Package	10.07	9.94	0.13	1.3%
International Package:
Domestic	6.56	6.66	(0.10)	(1.5)%
Export	29.40	29.50	(0.10)	(0.3)%
Total International Package	17.10	17.24	(0.14)	(0.8)%
Consolidated	$11.15	$11.11	$0.04	0.4%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Six Months Ended				Currency
	June 30			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.56	$6.66	(1.5)%	$0.41	$6.97	4.7%
Export	29.40	29.50	(0.3)%	0.62	30.02	1.8%
Total International Package	$17.10	$17.24	(0.8)%	$0.50	$17.60	2.1%

Consolidated	$11.15	$11.11	0.4%	$0.07	$11.22	1.0%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Six Months Ended				Currency
	June 30			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Revenue (in millions):
U.S. Domestic Package	$21,630	$20,581	5.1%	$—	$21,630	5.1%
International Package	6,964	7,135	(2.4)%	198	7,162	0.4%
Supply Chain & Freight	6,614	6,853	(3.5)%	50	6,664	(2.8)%
Total revenue	$35,208	$34,569	1.8%	$248	$35,456	2.6%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)
	Six Months Ended				Currency
	June 30				Neutral
	2019*	2018*	% Change	Currency	2019**	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$1,920	$1,891	1.5%	$—	$1,920	1.5%
International Package	1,277	1,248	2.3%	(14)	1,263	1.2%
Supply Chain & Freight	484	417	16.1%	2	486	16.5%
Total operating profit	$3,681	$3,556	3.5%	$(12)	$3,669	3.2%
* Amounts adjusted for Transformation strategy costs
** Amounts adjusted for Transformation strategy costs and period over period foreign currency exchange rate and hedging differences

UPS Freight Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2019	2018	Change	% Change
LTL revenue (in millions)	$1,341	$1,387	$(46)	(3.3)%
LTL revenue per LTL hundredweight	$26.23	$25.08	$1.15	4.6%

LTL shipments (in thousands)	4,623	5,107	(484)	(9.5)%
LTL shipments per day (in thousands)	36.4	39.9	(3.5)	(8.8)%

LTL gross weight hauled (in millions of pounds)	5,113	5,531	(418)	(7.6)%
LTL weight per shipment (in pounds)	1,106	1,083	23	2.1%

Operating weekdays	127	128	(1)	(0.8)%

Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2019	2018	Change	% Change
(in millions)
Repairs and maintenance	$907	$857	$50	5.8%
Depreciation and amortization	1,143	1,138	5	0.4%
Purchased transportation	5,966	6,354	(388)	(6.1)%
Fuel	1,627	1,602	25	1.6%
Other occupancy	693	682	11	1.6%
Other expenses	2,719	2,574	145	5.6%
Total other operating expenses	$13,055	$13,207	$(152)	(1.2)%

Earnings Per Share and Share Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2019	2018
(amounts in millions, except per share data)
Numerator:
Net income	$2,796	$2,830

Denominator:
Weighted-average shares	860	861
Deferred compensation obligations	1	1
Vested portion of restricted units	5	4
Denominator for basic earnings (loss) per share	866	866

Effect of dilutive securities:
Restricted units	3	3
Stock options	—	1
Denominator for diluted earnings (loss) per share	869	870

Basic earnings per share	$3.23	$3.27

Diluted earnings per share	$3.22	$3.25

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets - June 30, 2019 and December 31, 2018
(unaudited)

	June 30, 2019	December 31, 2018
(amounts in millions)

ASSETS
Current Assets:
Cash and marketable securities	$4,797	$5,035
Other current assets	10,046	11,175
Total Current Assets	14,843	16,210
Property, Plant and Equipment	56,549	54,488
Less accumulated depreciation and amortization	28,454	27,912
	28,095	26,576
Other Assets	9,849	7,230
	$52,787	$50,016

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities	$13,633	$14,087
Long-Term Debt	20,427	19,931
Pension and Postretirement Benefit Obligations	7,524	8,347
Deferred Taxes, Credits and Other Liabilities	6,780	4,614
Shareowners' Equity	4,423	3,037
	$52,787	$50,016

Amounts are subject to reclassification.

United Parcel Service, Inc.
Selected Cash Flow Data
(unaudited)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash
Preliminary
Year-to-Date
(amounts in millions)	June 30
Cash flows from operating activities	$4,207
Cash flows used in investing activities	(2,847)
Cash flows used in financing activities	(1,534)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	23
Net increase/(decrease) in cash and cash equivalents and restricted cash	$(151)

Reconciliation of Adjusted Capital Expenditures and Free Cash Flow (non-GAAP measures)
Preliminary
Year-to-Date
(amounts in millions)	June 30
Cash flows from operating activities	$4,207
Capital expenditures	(2,861)
Principal repayments of capital lease obligations	(85)
Adjusted Capital Expenditures (non-GAAP measure)	$(2,946)
Proceed from disposal of PP&E	6
Net change in finance receivables	8
Other investing activities	(96)
Adjusted Free cash flow (non-GAAP measure)	$1,179
Discretionary pension contributions	1,005
Adjusted Free cash flow (Non-GAAP measure) excluding discretionary pension contributions	$2,184

Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of June 30, 2019
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-200	—	1	—	—
Boeing 767-300	60	1	12	—
Boeing 767-300BCF	3	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	37	5	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	11	—	17	—
Other	—	294	—	—

Total	251	301	29	—